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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 17, 2003


                           PERMIAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


             TEXAS                        1-8033                 75-6280532
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


            TRUST DIVISION
          ROYALTY TRUST GROUP                                     75202
         BANK OF AMERICA, N.A.                                 (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)


     Registrant's Telephone Number, including area code:  (214) 209-2400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c. Exhibits

        99.1   Press Release dated November 17, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 17, 2003, the Registrant issued a press release announcing its monthly cash distribution to unit holders of record on November 28, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PERMIAN BASIN ROYALTY TRUST

                                          By: BANK OF AMERICA, N.A., TRUSTEE FOR
                                              PERMIAN BASIN ROYALTY TRUST


                                          By: /s/ Ron E. Hooper
                                              ----------------------------------
                                              Ron E. Hooper
                                              Senior Vice President, Royalty
                                              Management

Date: November 20, 2003

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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated November 17, 2003.